Exhibit 99.1

SEPARATION AGREEMENT AND RELEASE

This Separation Agreement and Release (this “Release”) is dated as of January 21, 2022 and is made between XpresSpa Group, Inc., including its divisions, subsidiaries, parent and affiliated corporations, their successors and assigns (individually and collectively the “Company”) and with Douglas Satzman, together with his heirs, executors, administrators, successors and assigns (“I” or “me”).

WHEREAS, the Company and I entered into an Executive Employment Agreement dated February 11, 2019 (said agreement and any and all amendments collectively, the “Employment Agreement”), and now desire to terminate my employment relationship and settle all legal rights and obligations resulting from my employment with the Company;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations and undertakings of the parties set forth herein, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Capitalized Terms. Capitalized terms not defined herein shall, unless otherwise indicated herein, have the meanings ascribed to them in the Employment Agreement.

1.                  Termination of Employment. The Employment Agreement will not be renewed, and my employment with the Company further shall be terminated effective as of January 19, 2022 (the “Termination Date”). Irrespective of whether I sign this Release, I understand that I will be entitled to One Hundred Sixty-Eight Thousand Three Hundred Forty-One Dollars and Zero Cents ($168,341.00) of Incentive Compensation attributable to calendar year 2021, which amount shall be paid to me in the next pay period following the execution of this Release. In addition, all stock options, RSUs and other stock-based awards outstanding and held by me as of the Effective Date will vest immediately after the Effective Date, notwithstanding any vesting provisions set forth such stock-based awards or the Employment Agreement and subject to the applicable requirements of Section 409A of the Internal Revenue Code of 1986, as amended, provided that in the sole discretion of the Board, during the Post-Termination Period (as defined in the Employment Agreement as one year period immediately following the termination of employment of Executive), I shall make myself reasonably available and cooperate with reasonable requests from the Company concerning any business or legal matters (including, without limitation, response to a subpoena or testimony in any litigation matters) involving facts or events relating to the Company that may be within my knowledge. In addition, for purposes of any and all such awards, my employment shall be considered to have been terminated involuntarily without Cause.

2.                  Consideration. I understand that in consideration for my execution of this Release, Company agrees to: (a) pay me an amount equal to one year of my annual Base Salary ($475,000), less applicable deductions and withholdings, payable in equal installments over a period of twelve (12) months, in accordance with the Company’s regular payroll practices, commencing on the Company’s next regular payroll date following the expiration of the Effective Date (as defined in Section 15 herein); and (b) provided I timely and properly elect COBRA continuation coverage under the Company’s group medical insurance plans, Company will continue to subsidize my coverage in such plan(s), at no cost to me, until the earlier of (i) January 31, 2023; (ii) the date I become covered under another employer’s health plan or Medicare; or (iii) the expiration of the maximum COBRA continuation coverage period for which I am eligible under law (together, the “Severance Benefits”). Notwithstanding the foregoing, it is understood and agreed that (x) no payment shall be made or begin before the Effective Date of this Release; and (y) at the end of the period set forth in (b) above, I shall be eligible to continue coverage, pursuant to COBRA, and shall be responsible for the entire COBRA premium(s) for the entirety of the applicable COBRA continuation period. It is further understood that, should I decline to sign this Release, I will still be eligible to continue participation in any of the Company’s group insurance plans in which I am enrolled pursuant to COBRA at my own expense.

I acknowledge that I will not accrue or earn any additional or supplemental benefits of any kind by virtue of any of the Severance Benefits described above. I acknowledge that, in the absence of my execution of this Release, I would not otherwise be entitled to these Severance Benefits. I further acknowledge that, upon receipt of my final paycheck on the Company’s next regular payroll date, and the Severance Benefits, I have received all wages and employment benefits due to me through the Termination Date, and I understand that, except as specifically provided in this Release, I am not entitled to any other payments for salary, severance, notice, vacations, holidays, sick leave, paid time off, compensatory time or other benefits of any kind or to any other form or kind of payment, allowance or compensation, including but not limited to short-term and long-term disability insurance or benefits and life insurance coverage.

3.                  Resignation from Board Roles. I agree to, and by executing this Release do hereby, resign as a member of the Board of Directors of the Company and as a board member, manager, managing member, officer or similar capacity with all of the Company’s divisions, subsidiaries, parent and affiliated corporations on which I serve as of the date of this Release. In my capacity as a director of the Company, I also hereby waive notice of and consent to the holding of any special meetings of the Board held prior to the date hereof to discuss the subject matter of this Release and the Employment Agreement and agree and consent that any and all lawful business transacted at such meeting(s) (or any adjournment(s) thereof) were valid and legal and of the same force and effect as if such meeting(s) (or adjourned meeting) were held after notice duly given.

4.                  Conditions Applying to Payment of Benefits. I understand and agree that the compensation and benefits payable to me pursuant to Section 3 above are subject to my compliance with the terms and conditions set forth in this Release, of the Non-Disclosure and Non-Solicitation Agreement dated February 11, 2019 (the “NDA”), and the Employment Agreement.

5.                  General Release of Claims. I hereby voluntarily release Company, and its subsidiaries, partners, affiliates, owners, agents, officers, directors, employees, successors and assigns, and all related persons, individually and in their official capacities (hereinafter collectively referred to as the “Released Parties”), of and from any and all claims, known and unknown, relating to my employment or cessation of employment that I, my heirs, executors, administrators, successors, and assigns, have or may have as of the date of execution of this Release, including, but not limited to, any alleged violation of any of (a)The National Labor Relations Act; Title VII of the Civil Rights Act of 1964; Sections 1981 through 1988 of Title 42 of the United States Code; Civil Rights Act of 1991; The Employee Retirement Income Security Act of 1974 (“ERISA”); The Age Discrimination in Employment Act of 1967; The Americans with Disabilities Act of 1990; The Fair Credit Reporting Act; The Fair Labor Standards Act; The Occupational Safety and Health Act; The Family and Medical Leave Act of 1993; Executive Order 11246; The New York Equal Pay Law; The New York Human Rights Law; The New York Civil Rights Law; The New York State Wage and Hour Laws; The New York Labor Law, The New York Executive Law, The New York Occupational Safety and Health Laws, The New York City Administrative Code, The New York City Human Rights Law, and the New York City Earned Safe and Sick Time Act; including any amendment, consolidation or re-enactment of any of the foregoing; (b) any other federal, state or local civil or human rights law or any other local, state or federal law, regulation or ordinance; (c) any public policy, contract (including but not limited to the Employment Agreement and/or the Incentive Compensation Agreement), tort, or common law; (d) any claims for vacation, sick or personal leave, pay or payment pursuant to any practice, policy, handbook, or manual of Company, including any claim for outstanding or unpaid reimbursements; or (e) any allegation for costs, fees or other expenses including attorneys’ fees and expert’s fees incurred in these matters. Notwithstanding the foregoing, the release set forth in this Section 6 shall not apply to: (x) any claims for the payments and benefits in this Release, or (y) any vested employee benefits accrued by me prior to the effective date of this Release under any compensation or benefit plans, programs and arrangements maintained by Company for the benefit of its employees and subject to ERISA.

6.                  No Existing Claims. I confirm that, to my knowledge, no claim, charge, or complaint against the Released Parties exists before any federal, state, or local court or administrative agency.

7.                  No Participation In Claims. I understand that if this Release were not signed, I would have the right to voluntarily assist other individuals in bringing claims against the Released Parties. I hereby waive that right and shall not provide any such assistance other than assistance in an investigation or proceeding conducted by an agency of the United States government.

7.                 Nonadmission of Wrongdoing. I agree that neither this Release nor the furnishing of the consideration for this Release shall be deemed or construed at any time for any purpose as an admission by the Released Parties of any liability or unlawful conduct of any kind.

8.                   Other Covenants.

(a)                I shall abide by the provisions the NDA, the terms of which shall survive the signing of this Release. The term “Termination Date” as that term is used in the NDA shall be the date of this Release. Further, I agree that I will abide by any and all common law and/or statutory obligations relating to protection and non-disclosure of the Company’s trade secrets and/or confidential and proprietary documents and information.

(b)                I agree that all non-public information relating in any way to this Release and/or the negotiations leading up to it, including the terms and amount of financial consideration provided for in this Release, shall be held confidential by me and shall not be publicized or disclosed by me to any person (other than an immediate family member, legal counsel or financial advisor, provided that any such individual to whom disclosure is made agrees to be bound by these confidentiality obligations), business entity or government agency (except as mandated by state or federal law), except that nothing in this paragraph shall prohibit me from participating in an investigation with a state or federal agency if requested by the agency to do so.

(c)                I will not make any statements that are professionally or personally disparaging about, or adverse to, the interests of the Released Parties including, but not limited to, any statements that disparage any person, service, finances, financial condition, capability or any other aspect of the business of the Company, and that I will not engage in any conduct which could reasonably be expected to harm professionally or personally the reputation of the Released Parties.

9.                  Breach of Agreement. I agree that if I breach any of the promises set forth in this Release, including its incorporation of the NDA, or if I challenge this Release, Company shall have the right to terminate the benefits payable under this Release and/or the Employment Agreement and to require me to return all monies paid by Company in consideration for my signing this Release.

10.                 Governing Law and Interpretation. This Release shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws provisions. If any portion of this Release is declared to be unenforceable by a court of competent jurisdiction in any action in which I participate or join, I agree that all consideration paid to me under this Release and/or the Employment Agreement shall be offset against any monies that I may receive in connection with any such action.

11.               Entire Agreement. I acknowledge that I have not relied on any representations, promises, or agreements of any kind made to me in connection with my decision to sign this Release, except for those set forth in the Employment Agreement.

12.                    Amendment. This Release may not be amended except by a written agreement signed by both parties which specifically refers to this Release.

13.                 Right to Revoke. I understand that I have the right to revoke this Release at any time during the seven (7) day period following the date on which I first sign the Release. If I want to revoke, I must make a revocation in writing which states: “I hereby revoke my Release.” This written revocation must be received by the Chief Operating Officer of the Company before the end of the seven-day revocation period; otherwise, such revocation shall not be effective.

14.                  Waiver of Claims.

(a)                In consideration of the terms of this Release and the monies paid by the Company, as described in Paragraph 2 of this Release (which I agree constitute consideration in addition to anything of value to which I am already entitled), I agree that this Release constitutes a knowing and voluntary waiver of all waivable rights or claims I may have against the Released Parties, or any of them, including, but not limited to, all rights or claims arising under the Age Discrimination in Employment Act of 1967, as amended (the “ADEA”), including, but not limited to, all claims of age discrimination in employment and all claims of retaliation in violation of the ADEA.

(b)                I understand that, by entering into this Release, I do not waive rights or claims that may arise after the date this Release is executed.

(c)                I understand that this Release will not affect the rights and responsibilities of the U.S. Equal Employment Opportunity Commission (“EEOC”) to enforce the ADEA, and further understand that this Release will not be used to justify interfering with my protected right to file a charge or participate in an investigation or proceeding conducted by the EEOC, the National Labor Relations Board, the Securities and Exchange Commission, the Occupational Safety and Health Administration, or any similar federal, state, or local agency. I knowingly and voluntarily waive all rights or claims (that arose prior to my execution of this Release) that I may have against the Released Parties, or any of them, to receive any benefit or remedial relief (including, but not limited to, reinstatement, back pay, front pay, damages, and attorneys’ and experts’ fees) as a consequence of any charge or compliant filed with the EEOC or any other agency, and of any litigation concerning any facts alleged in any such charge or complaint.

15.                  Effective Date. This Release shall not become effective or enforceable until the expiration of the 7-day revocation period described in Section 13 above.

I HAVE READ THIS AGREEMENT IN ITS ENTIRETY.

I UNDERSTAND THAT BY SIGNING THIS RELEASE, I SHALL BE GIVING UP IMPORTANT RIGHTS, AND SHALL BE WAIVING MY RIGHTS UNDER FEDERAL, STATE AND LOCAL LAW TO BRING ANY CLAIMS THAT I HAVE OR MIGHT HAVE AGAINST THE RELEASED PARTIES INCLUDING BUT NOT LIMITED TO THE ACTS, STATUTES, CODES, ORDINANCES, RULES AND LAWS SET FORTH IN THIS RELEASE, AND ANY OTHER CONSTITUTIONAL, STATUTORY COMMON LAW RIGHTS AND PRIVILEGES.

I UNDERSTAND THAT MY RIGHT TO RECEIVE SEPARATION PAYMENTS SET FORTH IN SECTION 3 OF THIS RELEASE IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THIS RELEASE AND THAT I WOULD AND WILL NOT RECEIVE SUCH SEVERANCE BENEFITS BUT FOR MY EXECUTION OF THIS RELEASE.

I HAVE BEEN ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS RELEASE. I HAVE HAD A REASONABLE OPPORTUNITY TO RETAIN AND CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE AND HAVE DONE SO.

I ALSO HAVE BEEN ADVISED IN WRITING BY COMPANY THAT I HAVE TWENTY-ONE (21) DAYS TO CONSIDER THIS RELEASE. I AGREE THAT ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS SEPARATION AGREEMENT AND RELEASE DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL TWENTY-ONE (21) DAY CONSIDERATION PERIOD.

I AGREE TO EVERYTHING CONTAINED IN THIS RELEASE AND AM SIGNING THIS RELEASE KNOWINGLY, VOLUNTARILY, AND FREE OF ANY DURESS.

IN WITNESS WHEREOF, I have executed this Release as of the date set forth below.

DOUGLAS SATZMAN

/s/ Doug Satzman

Date: 1/21/22